SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 7, 2005

                             SOMERSET HILLS BANCORP
             (Exact name of registrant as specified in its charter)






New Jersey                           000-50055                   22-3768777
(State or other jurisdiction       (Commission                 (IRS Employer
 of incorporation)                 File Number)              Identification No.)


155 Morristown Road                                                     07924
Bernardsville, New Jersey                                             (Zip Code)
(Address of principal executive
 offices)

                                 (908) 221-0100
              (Registrant's telephone number, including area code)

     Item 2.02 Results of Operations and Financial Condition

.. On February 3,2005, the Registrant issued a Press Release with its fourth quarter and year end results. See Exhibit 99.

     Item 9.01 Financial Statements and Exhibits

(C) Exhibit 99- Press Release entitled: Somerset Hills Bancorp Reports 4th Quarter and Year End Results for 2004




                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SOMERSET HILLS BANCORP
                                    ----------------------


Date: February 7, 2005              By: /s/Stewart E. McClure, Jr.
----------------------                  --------------------------
                                            Stewart E. McClure, Jr.
                                    President, Chief Executive Officer and Chief
                                    Operating Officer



                                  EXHIBIT INDEX

Exhibit           Description

99:                    Press Release Entitled: Somerset Hills Bancorp Reports
                  Fourth Quarter and Year End Results for 2004